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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: January 18, 2000
                                        ----------------




                          Liberty Group Operating, Inc.
       ------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                     333-46959               36-4197636
-----------------------------         ------------         -------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)



       3000 Dundee Road, Northbrook, Illinois                     60062
       --------------------------------------                     -----
      (Address of Principal Executive Offices)                  (Zip Code)

        Registrant's telephone number, including area code (847) 272-2244
                                                           --------------

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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

(a) On January 3, 2000 (but effective by agreement for accounting purposes as of January 1, 2000), the Registrant (through Liberty Group Nevada Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Registrant's Subsidiary")) purchased (i) all of the issued and outstanding shares of capital stock (the "Elko Shares") of Elko Daily Free Press, Inc., a Nevada corporation ("Elko"), from the shareholders of Elko (the "Shareholders"), and (ii) certain real property in Elko, Nevada (the "Free Press Real Property") owned by Free Press Properties, LLC ("Free Press"), a Nevada limited liability company and an affiliate of the Shareholders, and leased to Elko. By acquisition of the Elko Shares, the Registrant acquired substantially all of the assets owned by Elko, including the mastheads, trade names, trademarks, service marks and other marks (and the goodwill associated therewith), subscriber lists, cash on hand, inventory, accounts receivable and equipment of the newspapers published, marketed and distributed by Elko.

         Prior to this transaction, other than the relationship between the Shareholders and Free Press, no material relationship existed between the Registrant and the Shareholders or Free Press, or between any affiliates of such entities.

         At the closing of the transaction, the Registrant (a) paid to the Shareholders $10,127,507.60, in cash, and (b) deposited an additional $1,000,000 of the cash purchase price otherwise payable to the Shareholders for the Elko Shares (collectively, the "Share Purchase Price") into an escrow account until July 15, 2001 pursuant to the Escrow Agreement between the Shareholders, the Registrant's Subsidiary and U.S. Trust Company, N.A., as escrow agent. In addition, the Registrant paid $2,000,000 to Free Press for the Free Press Real Property.

         The Share Purchase Price is subject to a post-closing adjustment, as set forth in the stock purchase agreement, based upon Elko's net working capital as of January 1, 2000.

         The cash portion of the purchase price in this transaction was provided under the credit facility the Registrant has in place which is led by Citicorp USA, Inc., as administrative agent.

(b) The Registrant acquired (i) the Elko Shares from the Shareholders and thereby acquired substantially all of the assets owned by Elko in its business of publishing, marketing and distributing newspapers and (ii) the Free Press Real Property from Free Press. The Registrant will use these assets for the same purposes as previously used by Elko.

The foregoing summary of the terms of the transaction is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement, dated as of January 3, 2000, by and between the


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Shareholders, Free Press and the Registrant's Subsidiary, a copy of which is filed as an exhibit to this Report and is hereby incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Audited financial statements of Elko required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the date by which this Report on Form 8-K is required to be filed.


(c)      Exhibits

         2.1 Stock Purchase Agreement, dated as of January 3, 2000, by and between the shareholders of Elko Daily Free Press, Inc., Free Press Properties, LLC and Liberty Group Nevada Holdings, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Liberty Group Operating, Inc.


Date:  January 18, 2000                     By:   /s/ KENNETH L. SEROTA
                                               --------------------------------

                                            Title: President and Chief Executive
                                                   Officer
                                                   -----------------------------


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                                  Exhibit Index


                                                                    Sequential
                                                                       Page
Exhibit #                            Item                             Number
----------    ---------------------------------------------------   -----------
   2.1        Stock Purchase Agreement, dated as of                      6
              January 3, 2000, by and between the shareholders of
              Elko Daily Free Press, Inc., Free Press Properties,
              LLC and Liberty Group Nevada Holdings, Inc.